                                 EXHIBIT 10.2

                     EIGHTH AMENDMENT TO CREDIT AGREEMENT
                     ------------------------------------

     This Eighth Amendment to Credit Agreement (the "Amendment") is made on this 15th day of November, 1999 by and among Converse Inc. (the "Borrower"), BT Commercial Corporation, as Agent (in such capacity, the "Agent") and BT Commercial Corporation (in its capacity as lender, "BTCC"), Fleet Business Credit Corporation ("FBC"), LaSalle National Bank ("LaSalle"), BankBoston, N.A. ("BankBoston"), FINOVA Capital Corporation ("FINOVA"), BNY Financial Corporation ("BNY"), Fleet Capital Corporation ("Fleet"), Bank of America, N.A. ("BofA"), Heller Financial, Inc. (BT, FBC, LaSalle, BankBoston, FINOVA, BNY, Fleet, BofA, and Heller referred to collectively as "Lenders").

                             W I T N E S S E T H:

     WHEREAS, the Agent, the Lenders and the Borrower are parties to that certain Credit Agreement dated as of May 21, 1997, as amended by that certain First Amendment to Credit Agreement dated as of June 26, 1997, that certain Second Amendment to Credit Agreement dated as of November 21, 1997, that certain Third Amendment to Credit Agreement dated as of January 29, 1998, that certain Fourth Amendment to Credit Agreement dated as of September 16, 1998, that certain Fifth Amendment to Credit Agreement dated as of May 28, 1999, that certain Sixth Amendment to Credit Agreement dated as of July 30, 1999, and that certain Seventh Amendment to Credit Agreement dated as of October 31, 1999 (collectively, the "Credit Agreement"); and

     WHEREAS, the parties desire to amend the Credit Agreement, as more fully set forth herein.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the adequacy is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:

     SECTION 1.  DEFINITIONS. Unless otherwise defined herein, all capitalized
                 -----------
terms shall have the meaning given to them in the Credit Agreement.

     SECTION 2.  AMENDMENTS TO CREDIT AGREEMENT.
                 ------------------------------

          2.1    Reduction of the Commitments. Pursuant to the direction of the
                 ----------------------------
Borrower, the Total Commitments are hereby reduced from $120,000,000 to $90,000,000, and Annex I to the Credit Agreement is hereby deleted in the form of Annex I attached hereto is hereby substituted in its stead.

          2.2    Amendment to Definitions.
                 ------------------------

                 (a)  The defined term "Borrowing Base", which appears in
                                        --------------
     Section 1.1 of the Credit Agreement, is hereby amended by deleting the reference to (i) "100,000" contained in Subsection B(i) thereof, and inserting "60,000" in its stead and (ii) "November 15, 1999" contained in subsection (F)(i) thereof and inserting "February 15, 2000" in its stead.


                 (b)  The defined term "LIBOR Rate Margin" is hereby deleted
                                        -----------------
     in its entirety, and the following is inserted in lieu thereof:

                 "LIBOR Rate Margin shall mean three percent (3.00%) per annum."
                  -----------------

          2.3    Amendment to Article 4.
                 ----------------------

                 Sections 4.1(a), 4.2(a) and 4.2.1(a) of the Credit Agreement are each hereby amended by deleting the references contained therein to "$80,000,000," and inserting "$40,000,000" in its stead in each such Section.

     SECTION 3.  WAIVER.
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          3.1    Waiver of Event of Default. Borrower has advised the Agent that
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Borrower has failed to comply with the provisions of Section 7.7 of the Credit Agreement for the 9 month period ending September 30, 1999, which failure constitutes an Event of Default. Subject to the satisfaction by the Borrower of the conditions precedent contained herein, the Agent and Required Lenders hereby waive the Event of Default occasioned as a result of Borrower's failure to comply with the provisions of Section 7.7 for the 9 month period ending September 30, 1999. Such waiver is limited to the Event of Default described herein and is not a waiver with respect to any other Default or Event of Default which has or may occur pursuant to the terms of the Credit Agreement generally.

     SECTION 4.  CONDITIONS PRECEDENT. The effectiveness of this Amendment is
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expressly conditioned upon satisfaction of the following conditions precedent:

          4.1    Amendment. Agent shall have received copies of this Amendment
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duly executed by Borrower and Lenders constituting Required Lenders.

          4.2    Amendment Fee. Borrower shall have paid to Agent for the
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benefit of the Lenders who have committed to make advances pursuant to subsection (F) of the Borrowing Base, an amendment fee in the amount of $100,000.

          4.3    Waiver Fee. Borrower shall have paid to Agent for the benefit
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of the Lenders in accordance with their respective Revolving Credit Commitments as set forth on Annex I as amended herein, a Waiver Fee in the amount of $250,000.

          4.4    Other. Agent shall have received such other documents,
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certificates and assurances as it shall reasonably request.

     SECTION 5.  REAFFIRMATION OF BORROWER. Borrower hereby represents and
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warrants to Agent and Lender that (i) the representations and warranties set forth in Section 5 of the Credit Agreement are true and correct on and as of the date hereof, except to the extent (a) that any such representations or warranties relate to a specific date, or (b) of changes thereto as a result of transactions for which Agent and Lender have granted their consent; (ii) Borrower is on the date hereof in compliance with all of the terms and provisions set forth in the Credit Agreement as hereby amended; and (iii) upon execution hereof no Default or Event of Default has occurred and is continuing or has not previously been waived.

     SECTION 6.  FULL FORCE AND EFFECT. Except as herein amended, the Credit
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Agreement and all other Credit Documents shall remain in full force and effect.

     SECTION 7.  COUNTERPARTS. This Amendment may be executed in two or more
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counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year specified above.

                                        Borrower:

                                        CONVERSE INC.


                                        By: /s/ Donald J. Camacho
                                            _______________________________
                                            Name:__________________________
                                            Title:_________________________


                                        Agent:

                                        BT COMMERCIAL CORPORATION


                                        By: /s/ Frank Fazio
                                            _______________________________
                                            Name:__________________________
                                            Title:_________________________

                                        Lender:

                                        BT COMMERCIAL CORPORATION


                                        By: /s/ Frank Fazio
                                            _______________________________
                                            Name:__________________________
                                            Title:_________________________


                                        Lender:

                                        FLEET BUSINESS CREDIT
                                        CORPORATION


                                        By: /s/ Jennifer S. Mellett
                                            _______________________________
                                            Name:__________________________
                                            Title:_________________________


                                        Lender:

                                        LASALLE NATIONAL BANK


                                        By: /s/ Christopher G. Clifford
                                            _______________________________
                                            Name:__________________________
                                            Title:_________________________


                                        Lender:

                                        BANKBOSTON, N.A.


                                        By: /s/ Jennifer S. Mellett
                                            _______________________________
                                            Name:__________________________
                                            Title:_________________________

                                        Lender:

                                        FINOVA CAPITAL CORPORATION


                                        By: /s/ Thomas L. Gibbons
                                            _______________________________
                                            Name:__________________________
                                            Title:_________________________


                                        Lender:

                                        GMAC COMMERCIAL CREDIT LLC


                                        By: /s/ Anthony Viola
                                            _______________________________
                                            Name:__________________________
                                            Title:_________________________


                                        Lender:

                                        FLEET CAPITAL CORPORATION


                                        By: /s/ Jennifer S. Mellett
                                            _______________________________
                                            Name:__________________________
                                            Title:_________________________


                                        Lender:

                                        BANK OF AMERICA, N.A.


                                        By:_______________________________
                                           Name:__________________________
                                           Title:_________________________

                                        Lender:

                                        HELLER FINANCIAL, INC.


                                        By: /s/ Tara Urobel
                                            _______________________________
                                            Name:__________________________
                                            Title:_________________________

                                    ANNEX I
                                    -------

                        LENDERS AND COMMITMENT AMOUNTS
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Lender                                       Revolving Credit Commitment
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BT Commercial Corporation                    $12,600,000
233 South Wacker Drive, Suite 8400
Chicago, Illinois 60606

Fleet Business Credit Corporation            $12,000,000
200 Glastonbury Blvd.
Glastonbury, CT 06033

LaSalle National Bank                        $12,600,000
135 South LaSalle Street, Suite 425
Chicago, IL 60603

FINOVA Capital Corporation                   $ 9,600,000
311 South Wacker Drive, Suite 4400
Chicago, IL 60606-6618

GMAC Commercial Credit LLC                   $12,000,000
1290 Avenue of Americas, 3rd Floor
New York, NY 10104

Fleet Capital Corporation                    $ 9,600,000
200 Glastonbury Blvd.
Glastonbury, CT 06033

NationsBank of Texas, N.A.                   $ 9,600,000
c/o NationsBank Business Credit
600 Peachtree Street, 13/th/ Floor
Atlanta, Georgia 30308

Heller Financial, Inc.                       $12,000,000
500 West Monroe Street, 18/th/ Floor
Chicago, IL 60661